EXHIBIT 99.1
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                             CONTRIBUTION AGREEMENT
                             ----------------------
     This Contribution Agreement (this "Agreement") is entered into this 4th day of October, 2002, by and between certain shareholders of Aqua Development Corp., a California corporation ("Aqua"), listed on the signature pages hereto (the "Shareholders"), and ConnectivCorp, a Delaware corporation ("Connectiv").

     WHEREAS, each of the Shareholders and the Board of Directors of Connectiv deem it advisable and in the best interests of each of them that Aqua and Connectiv enter into a transaction in which Aqua will become a majority owned subsidiary of Connectiv in order to advance their long-term business interests; and

     WHEREAS, such transaction shall be effected by the terms of this Agreement pursuant to which the Shareholders shall contribute their shares of capital stock to Connectiv in exchange for shares of common stock of Connectiv.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I
                                    ---------
                                  CONTRIBUTIONS
                                  -------------

SECTION 1.01     Contribution of Aqua Shares.
                 ---------------------------
       On the terms and subject to the conditions of this Agreement, on the Closing Date, the Shareholders shall contribute all of the issued and outstanding shares of capital stock on such date held by them (the "Aqua Shares") (which shares will represent 87.27% of the issued and outstanding shares of Aqua on such date and upon such contribution Aqua will become a majority owned subsidiary of Connectiv) to Connectiv in exchange for 1,000,000 shares of Series A Preferred Stock, par value $.01 per share of Connectiv ("Connectiv Preferred") convertible into 58,470,900 shares of common stock, par value $.01 per share, of Connectiv ("Connectiv Common") (the Connectiv Common and the Connectiv Preferred, collectively, "Connectiv Shares") to be distributed among the Shareholders on a pro-rata basis. A list of the issued and outstanding Aqua Shares as of the Closing Date and the number of Connectiv Shares to be issued to each Shareholder in exchange for the Aqua Shares shall be as set forth on Schedule 1.01 attached hereto.
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SECTION 1.02     Certificate Legends.
                 -------------------
       The Connectiv Shares to be issued pursuant to this Article shall not have been registered under federal securities laws, and under such laws, such shares may be resold without registration under the Securities Act of 1933, as amended (the "Act") only in limited circumstances. Each certificate evidencing Connectiv Shares to be issued pursuant to this Article shall bear the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

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AMENDED (THE "SECURITIES ACT"). SUCH SHARES MAY NOT BE SOLD OR OTHERWISE
TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION WITHOUT AN EXEMPTION UNDER THE SECURITIES ACT OR AN OPINION OF LEGAL COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

SECTION 1.03     Closing.
                 -------
       Upon the terms and subject to the conditions of this Agreement, the contribution of the Aqua Shares by the Shareholders to Connectiv in exchange for the Connectiv Shares as contemplated by this Agreement, shall take place at a closing (the "Closing") to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., 666 Third Avenue, New York, New York, at 10:00 A.M., New York time, as soon as practicable upon satisfaction of all conditions precedent to the Closing or upon such date as the parties hereto may mutually agree (the day on which the Closing takes place being the "Closing Date").

SECTION 1.04     Closing Deliveries by Aqua Shareholders.
                 ---------------------------------------

(a) At the Closing, the Next Century Partners, Inc. ("NCP") and Charles T. Condy ("CTC") shall deliver the following:

(1) The certificates representing the Aqua Shares held by such Shareholder, together with stock powers duly executed transferring the Aqua Shares held by such Shareholder to Connectiv;

(2) The minute books of each of Aqua and Redwood Park, LLC, a California limited liability company ("Redwood Park"), including Aqua's corporate seal, unissued stock certificates and stock register;

(3) Certificates signed by NCP and CTC certifying to the effect that all of the representations and warranties of such Shareholder set forth in Article II are true as of the Closing Date and all covenants requiring performance before or at Closing by such Shareholder have been fully performed;

(4) Certificates issued by the Secretary of State or other similar appropriate governmental department, as to the good standing of each of Aqua and Redwood Park in their jurisdiction of incorporation or organization and certifying their certificate of incorporation or other organizational document and (ii) good standing certificates for each of Aqua and Redwood Park from the Secretary of State or other similar appropriate governmental department in each jurisdiction listed in Schedule 2.01, in each case dated not earlier than five
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business days prior to the Closing Date;

(5) The written consents, approvals or waivers, as applicable, of each third party or Governmental Authority which is required for the consummation of the transactions contemplated hereby;

(6)     A Shareholders' Agreement in the form attached hereto as Exhibit A (the
                                                                 ---------
"Shareholders' Agreement");

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(7)     A certificate signed by the Chief Executive Officer or other appropriate officer of Aqua, certifying to the effect that all payables, including debts and deferred compensation to any related party, except as set forth in Section 4.05, have been converted into equity of Aqua; and

(8) Such other documents, instruments and certificates required hereunder and as may be reasonably requested by Connectiv or its counsel.

     As soon as practicable following the execution of this Agreement, NCP and CTC shall deliver the schedules to this Agreement (other than Schedule 2.27) in accordance with Section 6.01(d).

(b) At the Closing, ICM Asset Management, Inc. ("ICM") and James Simmons ("JS") shall deliver the following:

          (1) The certificates representing the Aqua Shares held by such Shareholder, together with stock powers transferring the Aqua Shares held by such Shareholder to Connectiv; and

          (2) Certificates signed by ICM and JS certifying to the effect that all of the representatives of such Shareholder set forth in Article IIA are true as of the Closing Date and all covenants requiring performance before or at Closing by such Shareholder have been fully performed.

     As soon as practicable after execution of this Agreement, ICM and JS shall deliver Schedule 2.27 to this Agreement in accordance with Section 6.01(d).

SECTION 1.05     Closing Deliveries by Connectiv.
                 -------------------------------
       At the Closing, Connectiv shall deliver the following:

          (a) The certificates representing the Connectiv Preferred;


          (b) The Shareholders' Agreement;

          (c) A Registration Rights Agreement in the form attached hereto as Exhibit B;

          (d) A certificate, signed by the Chief Financial Officer or other appropriate officer of Connectiv, certifying to the effect that Connectiv does not have any liabilities that, in the aggregate, exceed One Hundred Thousand Dollars ($100,000) (except for the Bridge Loan (as defined in
     Section 4.04) and except for any threatened or contemplated litigation or claims against Connectiv (of which the officers of Connectiv have no knowledge) as of the Closing Date;

          (e) A certificate, signed by the Chief Executive Officer or other appropriate officer of Connectiv, certifying to the effect that all of the representations and warranties set forth in Article III are true as of the Closing Date and all covenants requiring performance before or at Closing have been fully performed;

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          (f) A certificate signed by the Chief Executive Officer or other appropriate officer of Connectiv, certifying to the effect that the Bridge Loan transaction (as described in Section 4.04) has closed and the Bridge Loan Proceeds (as defined in Section 4.04) have been received by Connectiv on or before the Closing Date, in each case to the extent approved or waived by the Shareholders;

          (g) A certificate of the Secretary of Connectiv setting forth all necessary authorizing resolutions of Connectiv with respect to the transactions contemplated hereby;

          (h) A certificate issued by the Secretary of State of the State of Delaware, as to the good standing of Connectiv and certifying its certificate of incorporation or other organizational document, dated not earlier than five business days prior to the Closing Date;

          (i) Voting agreements executed by Connectiv common stockholders holding at least the number of shares of the outstanding shares of Connectiv Common necessary to effect an amendment to Connectiv's Certificate of Incorporation in a form reasonably acceptable to the Shareholders providing that each such holder shall vote all shares owned of record by him, her or it to approve an amendment to the ConnectivCorp Certificate of Incorporation increasing the authorized number of shares of Connectiv Common stock to a number of shares that will at least allow for the conversion into common stock of all of Connectiv Preferred to be issued to the Shareholders pursuant to this Agreement; and

          (j) Such other documents, instruments and certificates required hereunder and as may be reasonably requested by the Shareholders or their counsel.

SECTION 1.06     Further Assurances.
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  At any time and from time to time after the Closing Date, each of the parties hereto, at the request of any other party hereto and without further consideration, will execute and deliver such other instruments of sale, transfer, conveyance, assignment, confirmation and other instruments as may be reasonably requested in order to more effectively transfer, convey and assign to Connectiv and to confirm Connectiv's title to the Aqua Shares and to effectuate the transactions contemplated herein.

                                   ARTICLE II
                                   ----------
                    REPRESENTATIONS AND WARRANTIES OF CERTAIN
                    -----------------------------------------
                                AQUA SHAREHOLDERS
                                -----------------

     As an inducement to Connectiv to enter into this Agreement and to consummate the transactions contemplated hereby, NCP and CTC hereby, severally, represent and warrant to Connectiv as follows:

SECTION 2.01     Organization; Qualification and Redwood Park.
                 --------------------------------------------
(a) Aqua is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Aqua is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such

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licensing or qualification necessary or desirable, except where the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have any material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of Aqua and Redwood Park (a "Material Adverse Effect"), and all such jurisdictions are set forth on Schedule 2.01. Aqua is not required to be licensed or qualified to
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transact business as a foreign corporation in any other jurisdiction.  Except as set forth on Schedule 2.01, there are no corporations, partnerships or other
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entities in which Aqua owns, of record or beneficially, any direct or indirect equity or other interest or any right (contingent or otherwise) to acquire the same.

(b) Aqua has no subsidiaries. Aqua has a 61% ownership interest in Redwood Park. Redwood Park is a legal entity, duly formed, validly existing and in good standing under the laws of its jurisdiction of organization and has all the requisite power and authority to own and operate its properties and to carry on its business as it is now being conducted. Redwood Park is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except where the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except for its ownership interest in Redwood Park, Aqua does not (a) own of record or beneficially, directly or indirectly, (i) any shares of capital stock or securities convertible into capital stock of any other corporation or (ii) any participating interest in any partnership, limited liability company, joint venture or other non-corporate business enterprise or (b) control, directly or indirectly, any other entity. Neither Aqua nor Redwood Park has any affiliates (as such term is defined in Rule 405 of the General Rules and Regulations of the Securities and Exchange Commission under the Act), except as set forth on
Schedule 2.01.
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SECTION 2.02     Authority to Execute and Perform Agreement.
                 ------------------------------------------
       This Agreement has been duly and validly executed and delivered by NCP and CTC, and constitutes the legal, valid and binding obligation of each of NCP and CTC, enforceable against each of them in accordance with its terms, except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting the enforcement of creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought. The execution, delivery and performance of this Agreement and all other agreements delivered in connection with the transactions contemplated hereby and the consummation of the transactions contemplated hereunder or thereunder by each of NCP and CTC will not conflict with, or result in any violation or default or loss of a benefit under, or permit the acceleration of any obligation under any provision of any charter, bylaws, operating or partnership or trust agreement applicable to NCP or CTC, or under any mortgage, indenture, lease, agreement, instrument, judgment, decree, order, statute, rule or regulation, binding upon NCP or CTC.

SECTION 2.03     Capitalization.
                 --------------

(a) The authorized capital of Aqua consists of 5,000,000 shares of Aqua Common Stock, no par value.


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(b)     As of the date hereof, (i) 1,025 shares of Aqua Common Stock are issued and outstanding and (ii) no shares of Aqua Common Stock are held in the treasury of Aqua. On the Closing Date, (i) 1,178 shares of Aqua Common Stock will be issued and outstanding and (ii) no shares of Aqua Common Stock will be held in the treasury of Aqua. On the Closing Date, the Shareholders will own 87.27% of the issued and outstanding shares of Aqua Common Stock. As of the Closing Date, NCP and CTC will have good title to the Aqua Shares listed on Schedule
                                                                    --------
1.01 as owned by NCP and CTC, free and clear of all liens, claims, security interests and encumbrances of every kind. The Aqua Shares listed on Schedule
                                                                     --------
1.01 and Schedule 2.03(a) as owned by NCP and CTC represent all of the rights of
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any kind relating to the capital stock of Aqua owned by NCP and CTC as of the
Closing Date. Upon consummation of the transactions contemplated hereby, Connectiv will acquire good and marketable title to the Aqua Shares held by NCP and CTC, free and clear of all liens, claims, security interests and encumbrances of every kind. None of the outstanding shares of Aqua Common Stock are subject to, nor were they issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right.

(c)     Except as set forth above and in Schedule 2.03(a), as of the date
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hereof, no shares of voting or non-voting capital stock, other equity interests, or other voting securities of Aqua were or are issued, reserved for issuance or outstanding.  Schedule 2.03(c) lists all outstanding options,
                          ----------------
warrants, convertible securities or other rights, agreements, arrangements or commitments to purchase Aqua Common Stock, including: (i) the record holder,
(ii) the date of grant, (iii) the exercise price, vesting schedule and expiration date for each option and warrant and (iv) any terms regarding the acceleration of vesting. All outstanding shares of capital stock of Aqua are duly authorized, validly issued, fully paid and nonassessable and not subject to any kind of preemptive (or similar) rights. There are no bonds, debentures, notes or other indebtedness of Aqua with voting rights (or convertible into, or exchangeable for, securities with voting rights) on any matters on which stockholders of Aqua may vote. All of the issued and outstanding shares of capital stock were issued in compliance with applicable federal and state securities laws.

(d)     Schedule 2.03(d) sets forth, as of the date hereof, the number of
        ----------------
authorized and outstanding equity interests, and ownership thereof, of Redwood Park. All of the outstanding equity interests of Redwood Park have been duly authorized, validly issued, fully paid and nonassessable, are not subject to, and were not issued in violation of, any preemptive (or similar) rights, and are owned, of record and beneficially, by the persons or entities set forth on
Schedule 2.03(d), free and clear of all liens, encumbrances or other security
----------------
interests whatsoever.  Except as set forth in Schedule 2.03(d), there are no
                                            ----------------
restrictions of any kind which prevent the payment of distributions, where applicable, by Redwood Park, and neither Aqua nor Redwood Park is subject to any obligation or requirement to provide funds for or to make any investment (in the form of a loan or capital contribution) to or in any person or entity.

(e)     Except as described in Schedule 2.03(e), as of the date hereof, there
                               ----------------
are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind (contingent or otherwise) to which Aqua or Redwood Park is a party or by which any of them is bound obligating Aqua or Redwood Park to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of Aqua or of Redwood Park or obligating Aqua or Redwood Park to

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issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations of Aqua or Redwood Park to repurchase, redeem or otherwise acquire any shares of capital stock (or options to acquire any such shares) or other such security or equity interest of Aqua or Redwood Park. Except as described in Schedule 2.03(e), as of the date hereof, there are
                              ----------------
no stock-appreciation rights, security-based performance units, "phantom" stock or other security rights or other agreements, arrangements or commitments of any character (contingent or otherwise) pursuant to which any person or entity is or may be entitled to receive any payment or other value based on the revenues, earnings or financial performance, stock price performance or other attribute of Aqua or Redwood Park or assets or calculated in accordance therewith or to cause Aqua or Redwood Park to file a registration statement under the Securities Act, or which otherwise relate to the registration of any securities of Aqua.

(f)     Except as set forth in Schedule 2.03(f) and as contemplated by the
                               ----------------
Shareholders' Agreement, there are no voting trusts, proxies or other agreements, commitments or understandings of any character to which Aqua or Redwood Park or any of the Shareholders is a party or by which any of them is bound with respect to the issuance, holding, acquisition, voting or disposition of any shares of capital stock or other security or equity interest of Aqua or Redwood Park.

SECTION 2.04     Power and Authority.
                 -------------------
       Each of Aqua and Redwood Park has all of the necessary power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it has been and is being conducted. All corporate or other actions taken by each of Aqua and Redwood Park have been duly authorized. Neither Aqua nor Redwood Park has taken any action that in any respect conflicts with, constitutes a default under or results in a violation of any provision of the certificate of incorporation or bylaws or other organizational documents of Aqua or Redwood Park.

SECTION 2.05     No Conflict; Required Filings.
                 -----------------------------
       Except as set forth on Schedule 2.05, neither the execution and delivery
                              -------------
of this Agreement and the other documents and instruments contemplated hereby, the consummation of the transactions contemplated hereby or thereby, nor the performance of this Agreement and such other agreements in compliance with the terms and conditions hereof and thereof will (i) violate, conflict with or result in any breach of the certificate of incorporation or bylaws or other organizational documents of Aqua or Redwood Park or any judgment, decree, order, statute or regulation applicable to Aqua or Redwood Park, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, (iii) violate, conflict with or result in a breach, default or termination or give rise to any right of termination, cancellation or acceleration of the maturity of any payment date of any of the obligations of Aqua or Redwood Park or increase or otherwise affect the obligations of Aqua or Redwood Park under any law, rule, regulation or any judgment, decree, order, governmental permit, license or order or any of the terms, conditions or provisions of any mortgage, indenture, note, license, lease, agreement, permit, franchise or other instrument or obligation related to Aqua or Redwood Park, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained in writing and provided to Connectiv, (iv) violate any order,

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writ, injunction, decree, statute, rule or regulation applicable to Aqua or
Redwood Park, or (v) result in the creation of any claim upon Aqua or Redwood Park, except in the case of clauses (ii) through (v) above for any such conflicts or violations that could not, individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect. The execution and delivery by NCP and CTC of this Agreement or any instrument required by this Agreement to be executed and delivered by NCP, CTC, Aqua or Redwood Park at Closing do not, and the performance of this Agreement and any instrument required by this Agreement to be executed and delivered by NCP, CTC, Aqua or Redwood Park at Closing, shall not, require NCP, CTC, Aqua or Redwood Park to, except as set forth in Schedule 2.05, obtain any approval, consent or waiver of
                       -------------
any person, entity or governmental authority or observe any waiting period imposed by, or make any filing with or notification to, any governmental authority, domestic or foreign, except where the failure to obtain such approvals, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 2.06     Financial Statements; No Material Adverse Change.
                 ------------------------------------------------
       Attached hereto as Schedule 2.06 are the unaudited consolidated financial
                          -------- ----
statements, including balance sheets, income statements, equity statement and related notes thereto, of Aqua (including Redwood Park) for the fiscal years ended March 31, 2001 and March 31, 2002 and the unaudited consolidated financial statements for Aqua (including Redwood Park), including balance sheets and income statements (without notes) for the three (3) month period ended June 30, 2002 (the "Statements"). Except as specifically listed on Schedule 2.06, the
                                                           -------- ----
Statements have been prepared in accordance with GAAP consistently applied and were prepared from the books and records of each of Aqua and Redwood Park, respectively, which books and records are complete and correct in all material respects and accurately reflect all transactions of the respective businesses of each of Aqua and Redwood Park. The Statements fairly present the financial position of each of Aqua and Redwood Park, respectively as of the dates thereof and the results of their operations for the periods ended on the dates thereof and have been prepared in accordance with their respective historical principles and practices consistently applied. The Statements reflect reserves appropriate and adequate for all liabilities and anticipated losses as required by GAAP. Since the date of the Statements and except as disclosed in writing to Connectiv, (a) there has been no material change in the assets, liabilities or financial condition of the assets or equity of Aqua or Redwood Park from that reflected in the Statements, except for changes in the ordinary course of business consistent with past practice and which have not been materially adverse and (b) none of the business, prospects, financial condition, operations, property or affairs of Aqua or Redwood Park has been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

SECTION 2.07     Absence of Undisclosed Liabilities; Absence of Restrictions on
                 --------------------------------------------------------------
Business Activities.
-------------------

(a) Except as and to the extent of the amounts specifically reflected or reserved against in the Statements, neither Aqua nor Redwood Park has any liabilities or obligations of any nature whatsoever, due or to become due, accrued, absolute, contingent or otherwise, except for liabilities and obligations incurred in the ordinary course of business and consistent with past practice. To the knowledge of NCP and CTC, all material liabilities or obligations of Aqua or Redwood Park have been fully reflected or reserved against in the Statements or incurred in the ordinary course of business and consistent with past practice since the date thereof. NCP and CTC have no


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knowledge of any circumstances, conditions, events, or arrangements which may hereafter give rise to any liabilities of Aqua or Redwood Park except in the ordinary course of business or as otherwise set forth on Schedule 2.07.
                                                         -------------
(b)     Except as set forth in Schedule 2.07, there is no Agreement or order
                               -------------
binding upon Aqua or Redwood Park or any of their properties which has had or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Aqua or Redwood Park or the conduct of business by Aqua or Redwood Park as currently conducted or as proposed to be conducted by Aqua or Redwood Park. Except as set forth in Schedule 2.07,
                                                           -------------
neither Aqua nor Redwood Park is subject to any non-competition or similar restriction on their respective businesses, except as disclosed in writing to Connectiv. Aqua and Redwood Park has duly performed in all material respects all of its obligations thereunder to the extent that such obligations to perform have accrued, and there are no material breaches, violations or defaults or allegations or assertions of such by any party thereunder.

SECTION 2.08     Absence of Adverse Change; Conduct of Business.
                 ----------------------------------------------
       Since March 31, 2002, each of Aqua and Redwood Park has carried on its respective business only in the ordinary course and there has been no material adverse change in any of the respective businesses or in their respective businesses as a whole and there is no condition or development or contingency of any kind existing or in prospect which, so far as reasonably can be foreseen, may result in any such material adverse change. Without limiting the foregoing, except as disclosed on Schedule 2.08, since March 31, 2002, there has not been,
                       -------- ----
occurred or arisen:

          (a) Any damage, destruction or loss to any of the assets of Aqua or Redwood Park (whether tangible or intangible and whether or not covered by insurance) that, individually or in the aggregate, would have a Material Adverse Effect on Aqua or Redwood Park;

          (b) Any change in the business or operations of the respective businesses of each of Aqua or Redwood Park as a whole or in the manner of conducting their respective businesses or any sale or other disposition of any right, title or interest in or to any assets or properties used in the respective businesses of each of Aqua or Redwood Park or any revenues derived therefrom other than in the ordinary course of business;

          (c) Any general increase in any compensation or benefits payable to any class or group of employees of each of Aqua or Redwood Park other than normal merit increases or any increase in the compensation payable or to become payable to any employees whose total compensation after such increase would exceed $75,000 per annum (each, a "Key Employee") or any bonus, service, pension, award, percentage compensation or other benefit paid, granted or accrued to or for the benefit of any Key Employee;

          (d) Any material adverse change in the working capital, financial condition, assets, liabilities, business, operations or prospects of each of Aqua or Redwood Park;

          (e) The incurrence of any obligation or liability other than in the usual and ordinary course of business consistent with past practice or of any indebtedness for borrowed money other than as consented to by Connectiv or as set forth on Schedule 2.08;
                        -------------

          (f) Any loan, advance, agreement, arrangement or transaction between each of Aqua or the Redwood Park and any officers, employees, stockholders


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
     or members of each of Aqua or Redwood Park or its or their affiliates, or any business or entity in which each of Aqua or Redwood Park, its affiliates, officers or employees of either has any direct or indirect interest, except for compensation at rates not exceeding the rates of compensation in effect as of March 31, 2002, and advances made to employees of each of Aqua and Redwood Park for ordinary and customary business expenses in reasonable amounts in the ordinary course of business consistent with past practice;

          (g) Any cancellation of any debt or claim owing to or owed by each of Aqua and/or Redwood Park;

          (h) Any issuance of Aqua Common Stock or other securities of Aqua or any option, warrant or other right to purchase or otherwise acquire any Aqua Common Stock or other securities of Aqua, other than as set forth on
     Schedule 2.08;
     -------------

          (i) Any sale, assignment, transfer or grant of any license or sublicense with respect to any Intellectual Property or other intangible asset used or useful in the respective businesses of each of Aqua and/or Redwood Park;

          (j) Any loans or guarantees of any obligations of any person or entity, including any employees, officers, stockholders or members of each of Aqua and/or Redwood Park or its or their affiliates;

          (k) The creation or sufferance to exist of any claims on properties or assets (whether tangible or intangible) of each of Aqua and/or Redwood Park;

          (l) Any institution, settlement or agreement to settle any litigation, action or proceeding before any person, entity or governmental authority;

          (m) The making of any distributions or payment of any dividends (whether in cash or other property) to Aqua's or Redwood Park's stockholders or members;

          (n) Any transaction or series of transactions except in the ordinary course of business consistent with past practice;

          (o) Any amendment or modification of any material contract, agreement, franchise, permit, or license;

          (p) Any material writing up or writing down (or failure to write up or write down on a basis consistent with past practices of each of Aqua or Redwood Park) the value of any Inventories or receivables or revalued assets of each of Aqua or Redwood Park other than in the ordinary course of business consistent with past practices of the respective company;

          (q) Any change in any method of accounting or accounting practice or policy used by each of Aqua or Redwood Park; or

          (r) Any commitment (contingent or otherwise) to do any of the foregoing.

SECTION 2.09     Receivables.
                 -----------
  All receivables (whether notes, accounts or otherwise) ("Receivables") of each of Aqua or the Redwood Park (a) have arisen only from bona fide transactions in the ordinary course of business with persons not affiliated with each of Aqua or the Redwood Park, (b) represent valid obligations, (c) except to the extent reserved against on the Statements shall be fully collected in the aggregate face amounts thereof, except to the extent of the normal allowance for doubtful accounts with respect to accounts receivable computed in a manner consistent with GAAP and as reflected in the Statements and, (d) are owned by each of Aqua or Redwood Park. The Receivables of Aqua and Redwood Park will be free of all claims, charges, liens, contracts, rights, options, security interests, mortgages, encumbrances and restrictions of every kind and nature (collectively, "Claims"), except as set forth on Schedule 2.09. No discount or allowance from
                                  -------------
any receivable has been made or agreed to and none represents billings prior to actual sale of goods or provision of services.

SECTION 2.10     Taxes.
                 -----
(a)     Except as set forth on Schedule 2.10, (i) all Returns (as defined below)
                               -------- ----
     required to be filed with respect to each of Aqua or Redwood Park have been timely filed; (ii) all Taxes (as defined below) shown on such Returns or otherwise due or payable (whether or not shown on any Return) have been timely paid except as expressly reserved on the Statements for current taxes payable;
(iii) to the knowledge of NCP and CTC, all such Returns are true, correct and complete in all material respects; (iv) no adjustment relating to any of such Returns has been proposed formally or informally by any Tax authority; (v) there are no outstanding subpoenas or requests for information with respect to any such Returns or the periods corresponding thereto; (vi) there are no pending or threatened actions or proceedings for the assessment or collection of Taxes against Aqua or Redwood Park; (vii) to the knowledge of NCP and CTC, there are no Tax liens on any asset of each of Aqua or Redwood Park; (viii) there is no agreement or arrangement that would result, separately or in the aggregate, in the payment of any "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") by reason of the transactions contemplated hereby; (ix) no acceleration of the vesting schedule for any property that is substantially nonvested within the meaning of the regulations under Section 83 of the Code will occur in connection with transactions contemplated hereby; (x) neither Aqua nor Redwood Park have at any time been a member of any partnership or joint venture or the holder of a beneficial interest in a trust for any period for which the statute of limitations for any tax potentially applicable as a result of such membership or holding has not expired; (xi) all Taxes required to be withheld, collected or deposited by each of Aqua or Redwood Park, have been withheld, collected or deposited and, to the extent required, have been paid to the relevant Tax authority; (xii) no claim has been made by an authority in a jurisdiction where either of Aqua or Redwood Park do not file Returns that it is or may be subject to taxation by that jurisdiction; and (xvii) neither Aqua nor Redwood Park, (A) has been a member of an affiliated group filing a consolidated federal income Return or (B) has any liability for the Taxes of any person under Reg. 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

     For purposes of the Agreement, "Tax" or "Taxes" means any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including without limitation: taxes or charges on or with respect to income, franchises, gross receipts, accumulated earnings, property, escheat, sales, use, capital stock, payroll, employment, social security, workers compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; and customs duties, tariffs, and similar charges. For purposes of this Agreement, "Return" means any return, declaration, report, claim for refund or information return or statement relating to Taxes including any schedule or attachment thereto, and including any amendment thereof.

(b)     Schedule 2.10 sets forth (i) any outstanding waivers or agreements
        -------- ----
relating to Taxes extending the statute of limitations for any period with respect to each of Aqua or Redwood Park (or of any entity for Taxes of which each of Aqua or Redwood Park could be responsible); (ii) any notices or requests for information currently outstanding that could affect the Taxes of each of Aqua or Redwood Park; (iii) any power of attorney that is currently in force and has been granted with respect to any matter relating to Taxes that could affect each of Aqua or Redwood Park; and (iv) any deficiencies proposed or agreed to (plus interest and any penalties) as a result of any ongoing audit, the most recently completed audit for each relevant jurisdiction, and the extent which such deficiencies have been paid, reserved against, settled, or are being contested in good faith by appropriate proceedings.

SECTION 2.11     Litigation.
                 ----------
       Except as set forth on Schedule 2.11, there is no (a) action, suit,
                              -------- ----
claim, proceeding or investigation pending or, to the knowledge of NCP and CTC, is threatened against or affecting Aqua or Redwood Park (whether or not Aqua or Redwood Park are a party or prospective party thereto), at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding relating to Aqua or Redwood Park or (c) governmental inquiry pending or threatened against or involving Aqua or Redwood Park. There are no outstanding orders, writs, judgments, injunctions or decrees of any court, governmental agency or arbitration tribunal against, involving or affecting Aqua or Redwood Park or the Aqua Shares held by NCP or CTC, and, to the knowledge of NCP and CTC, there are no facts or circumstances which may result in institution of any action, suit, claim or legal, administrative or arbitration proceeding or investigation against, involving or affecting Aqua or Redwood Park, the Aqua Shares held by NCP or CTC or the transactions contemplated hereby. Neither Aqua nor Redwood Park is in default with respect to any order, writ, injunction or decree known to or served upon them from any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.
There is no action or suit by each of Aqua or Redwood Park pending or threatened against others.

SECTION 2.12     Compliance.
                 ----------
       Except as set forth on Schedule 2.12, neither Aqua nor Redwood Park is
                              -------------
subject to any judgment, order, writ, injunction, or decree that materially adversely affects, individually or in the aggregate, its businesses, operations, properties, assets or condition (financial or otherwise). To the knowledge of NCP and CTC, each of Aqua and Redwood Park has complied in all material respects with and is not in default under, all laws, ordinances, legal requirements, rules, regulations and orders applicable to it, its operations, properties, assets, products and services including, but not limited to, the Federal Anti Kickback Act, the False Claims Act, the Federal Occupational Safety and Health Act, National Labor Relations Act, Civil Rights Act, Immigration Reform and

Control Act of 1986, Age Discrimination in Employment Act, all Environmental Laws and all applicable domestic and foreign laws, rules and regulations relating to the safe conduct of business, employment discrimination, wages and hours, employment of illegal aliens, collective bargaining, the payment of withholding and social security taxes, antitrust, consumer protection, occupational safety and health, consumer product safety, the importation of goods, product liability, currency exchange and securities. To the knowledge of NCP and CTC, there is no existing law, rule, regulation or order, and NCP and CTC are not aware of any proposed law, rule, regulation or order, whether Federal or state, which would prohibit or materially restrict Connectiv from, or otherwise materially adversely affect Connectiv in, conducting the respective businesses of each of Aqua and Redwood Park in any jurisdiction in which such business is now conducted, except as set forth on Schedule 2.12. None of Aqua
                                                  -------------
or Redwood Park has received notice of any revocation or modification of any approval of any federal, state, local or foreign governmental authority that is material to Aqua or Redwood Park. For purposes of this Agreement, the term "Environmental Laws" shall mean, as to any given asset or operation of each of Aqua and Redwood Park, all applicable laws, statutes, ordinances, rules and regulations of any Governmental Authority pertaining to protection of the environment in effect as of the Closing Date. For purposes of this Agreement, the term "Hazardous Material" shall mean any substance which is listed or defined as a hazardous substance, hazardous constituent or solid waste pursuant to any Environmental Law.

SECTION 2.13     Licenses and Permits.
                 --------------------
       Schedule 2.13 contains a complete and accurate list and description of
       -------- ----
all licenses (including liquor licenses), permits, pending applications, consents, approvals and authorizations of or from any public or governmental agency, used in or otherwise necessary in the conduct of the respective businesses of each of Aqua and Redwood Park or the ownership of the Shares (collectively, the "Permits"), each of which, with respect to each of Aqua and Redwood Park, will remain valid and in full force and effect as of the Closing Date and will allow Connectiv to conduct the business of Aqua or Redwood Park as currently conducted, except as set forth on Schedule 2.13. No other Permits are
                                            -------------
required in connection with the operation of the respective businesses of each of Aqua and Redwood Park. Each of Aqua and Redwood Park have complied in all material respects with all conditions and requirements imposed by the Permits and neither Aqua nor Redwood Park have received any written notice of, and have any reason to reasonably believe, that any appropriate authority intends to cancel, suspend or terminate any of the Permits or that valid grounds for such cancellation, suspension or termination exist and there is no basis for believing that such Permits will not be renewable upon expiration thereof. Each of Aqua and Redwood Park owns or has the right to use the Permits in accordance with the terms thereof without any conflict or alleged conflict or infringement with the rights of others and subject to no Claim, and each Permit is valid and in full force and effect, and will not be terminated or adversely affected by the transactions contemplated hereby.

SECTION 2.14     Certain Employees.
                 -----------------
       Schedule 2.14 identifies all Key Employees and consultants (who receive
       -------- ----
compensation in excess of $100,000) employed or engaged by Aqua and Redwood Park and sets forth each such individual's rate of pay or annual compensation, job title or job classification and date of hire together with (i) the salaries, bonuses, additional compensation or other like benefits paid to such employees and consultants for the fiscal year ended March 31, 2002, and (ii) the amount of such benefits being accrued for such employees and consultants for the current fiscal year. No person listed on Schedule 2.14 has indicated in writing that he
                                  -------- ----
or she intends to terminate his or her employment with Aqua or Redwood Park or seek a material change in his or her duties or status. Except as set forth in
Schedule 2.14, there are no material employment, consulting, severance pay,
-------------
continuation pay, termination or indemnification agreements or other similar agreements of any nature (whether in writing or not) between Aqua or Redwood Park and any current or former shareholder, officer, director, employee, or any consultant. Except as set forth in Schedule 2.14, no individual will accrue or
                                    -------------
receive additional benefits, service or accelerated rights to payments under any Plan (as hereafter defined) or any of the agreements set forth in Schedule 2.14,
                                                                  -------------
including the right to receive any parachute payment, as defined in Section 280G of the Code, or become entitled to severance, termination allowance or similar payments as a result of the transactions contemplated herein that could result in the payment of any such benefits or payments. Neither Aqua nor Redwood Park is delinquent in payments to any of its employees or consultants for any wages, salaries, commissions, bonuses or other compensation for any services. None of Aqua's or any of Redwood Park's employment policies or practices is currently being audited or investigated by any governmental authority. There are no threatened or pending claims, charges, actions, lawsuits or proceedings alleging claims against Aqua or Redwood Park brought by or on behalf of any employee or other individual or any governmental authority with respect to employment practices.

SECTION 2.15     Employee Benefits.
                 -----------------
       Set forth in Schedule 2.15 is (i) a list of all employee benefit plans
                    -------- ----
(as defined in Section 3(3) of ERISA) and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, severance or other benefit plans, programs or arrangements, and all material employment, termination, severance or other similar contracts or agreements to which each of Aqua and Redwood Park is a party, with respect to which each of Aqua and Redwood Park has any obligation or which are maintained, contributed to or sponsored by each of Aqua and Redwood Park for the benefit of any current or former employee, officer or director of such entity, (ii) each employee benefit plan under which each of Aqua and Redwood Park could incur liability under Section 4069 of ERISA in the event such plan has been or were to be terminated, (iii) any plan in respect of which each of Aqua and Redwood Park could incur liability under Section 4212(c) of ERISA and (iv) any contracts, arrangements or understandings between Aqua or Redwood Park, on the one hand, and any employee of Aqua and Redwood Park, including, without limitation, any contracts, arrangements, or understandings relating to the sale of Aqua or Redwood Park or their respective businesses (collectively, the "Plans"). Each of the Plans is, unless otherwise indicated in Schedule 2.15, in writing and Aqua and Redwood
                              -------- ----
Park have furnished Connectiv with a complete and accurate copy of each Plan and a complete and accurate copy of each material document prepared in connection with each such Plan. Neither Aqua nor Redwood Park have any express or implied commitment, whether legally enforceable or not, (i) to create, incur liability with respect to or cause to exist any other employee benefit plan, program or arrangement, and (ii) except as disclosed in Schedule 2.15, to enter into any
                                             -------- ----
contract or agreement to provide compensation or benefits to any Plan, other than with respect to a modification, change or termination required by ERISA or the Code.

     Each "Employee Welfare Benefit Plan" (as defined in Section 3(1) of ERISA) covering any present or former employee of any of Aqua or the Redwood Park subject to the requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") has complied with all requirements for continuation coverage under group health benefit plans under COBRA and there are no claims against each of Aqua or Redwood Park for a failure or alleged failure to comply with the COBRA continuation requirements.

(a)     Absence of Certain Types of Plans.  None of the Plans is a multiemployer
        ---------------------------------
plan, within the meaning of Section 4001(a) of ERISA or a "multiple employer plan" subject to Section 4063 of ERISA. None of the Plans provides for the payment of separation, severance, termination or similar-type benefits solely as a result of any transaction contemplated by this Agreement or as a result of a "change in control," within the meaning of such term under Section 280G of the Code. None of the Plans provides for or promises retiree medical, disability or life insurance benefits to any current or former employee, officer or director of each of Aqua and Redwood Park (other than continuation coverage under the provisions of COBRA or any similar law providing for continuation of health plan coverage). All of the Plans are subject only to the Law of the United States or a political subdivision thereof.

(b)     Absence of Certain Liabilities; Compliance with Plan Terms.  There has
        ----------------------------------------------------------
been no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan involving each of Aqua and Redwood Park or, to the knowledge of NCP and CTC, involving any third party unless there is an applicable statutory or regulatory exemption. Neither Aqua nor Redwood Park have incurred any material liability for any penalty or excise tax arising under Section 4980B or 6652 of the Code or for any penalty under
Section 502 of ERISA and no act or event exists which could give rise to any such liability. Neither Aqua nor Redwood Park have incurred any liability under, arising out of or by operation of Title IV of ERISA, and no fact or event exists which could give rise to any such material liability. To the knowledge of NCP and CTC, each of Aqua and Redwood Park have performed all obligations required to be performed by them respectively under, is not in any respect in default under or in violation of, and NCP and CTC have no knowledge of any default or violation by any party to any Plan.

(c)     Plan Contributions and Funding.  All contributions, premiums, or
        ------------------------------
payments required to be made with respect to any Plan have been made on or before their due dates or within any applicable grace periods. Except as set forth on Schedule 2.15, all of such contributions have been fully deducted for
         -------------
income tax purposes and no such deduction has been challenged or disallowed by any government entity. Each Plan which is intended to be qualified under
Section 401(a) of the Code is so qualified, and each trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code. Each Plan is in compliance in all material respects with all legal requirements applicable to such Plan, and to the knowledge of NCP and CTC, each of Aqua and Redwood Park is in compliance in all material respects with all legal requirements applicable to such entity as plan sponsor or plan administrator of any Plan.

SECTION 2.16     Leased Real Property.
                 --------------------
       Neither Aqua nor Redwood Park own any real property.  Schedule 2.16 sets
                                                             -------- ----
forth a true and complete list and common description of each parcel of real property leased by each of Aqua and the Redwood Park (the "Leased Real Property") and a description of the Leased Real Property, the lessor, the expiration date of the current term, any security deposits, the exercise of any options to extend the lease and the monthly rental (including base and all additional rents) and other material payments required to be paid thereunder. NCP and CTC have delivered to Connectiv a true and complete copy of each lease, and amendments thereto, for the Leased Real Property. Except as disclosed on
Schedule 2.16 each lease covering a Leased Real Property (i) is in full force
-------- ----
and effect (there existing no default under any such lease which, with the lapse of time or notice or otherwise, would entitle the lessor to terminate the same),
(ii) conveys the leased real estate purported to be conveyed thereunder, (iii) is enforceable by Aqua or Redwood Park, as the case may be, and will be enforceable by Connectiv in accordance with its terms, and (iv) constitutes the entire agreement between the parties thereto with respect to the subject matter thereof. Each of Aqua and Redwood Park have the right to use the Leased Real Property in accordance with the terms of such leases free and clear of all claims or other interests or rights of third parties. To the knowledge of NCP and CTC, all structures, improvements and fixtures on the Leased Real Property and the current uses of the Leased Real Property conform in all material respects to any and all applicable federal, state and local laws, building, health and safety and other ordinances, laws, rules and regulations. To the knowledge of NCP and CTC, there are no pending or threatened condemnation or similar proceedings or assessments affecting any of the Leased Real Property. All of the assets of each of Aqua and Redwood Park (including, without limitation, inventory) and Tangible Personal Property is located at the Leased Real Property only; except that certain assets may be located on property not leased by Aqua or Redwood Park, if Aqua or Redwood Park manages the restaurant located upon such property, but Aqua or Redwood Park has the right to such assets in the event of a termination or expiration of such management arrangement.

SECTION 2.17     Insurance. Schedule 2.17 correctly describes (by type,
                  -------- --------------
carrier, policy number, limits, premium, and expiration date) the insurance coverage (including fire, theft, casualty, general liability, workers compensation, business interruption, environmental, product liability and automobile insurance policies and bond and surety arrangements) carried by each of Aqua and Redwood Park, which insurance is in full force and effect. Aqua and Redwood Park maintains insurance (with companies which, to the best of NCP and CTC's knowledge, are approved by all appropriate state insurance regulators to sell such insurance where purchased by Aqua) against loss relating to such properties and such other risks as companies engaged in similar business located in California, would, in accordance with good business practice, be customarily insured in amounts which are customary, usual and prudent for corporations of their size. All premiums due and payable under all such policies have been paid and Aqua and Redwood Park are otherwise in full compliance with the terms of such policies. Each such policy will continue to be enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing. All material claims thereunder have been filed in a due and timely fashion. Since March 31, 2002, neither Aqua nor Redwood Park has been refused insurance for which it has applied or had any policy of insurance terminated (other than at its request) nor has Aqua or Redwood Park (i) failed to give any notice or present any claim under any such policy or binder in due and timely fashion, (ii) received notice of cancellation or non-renewal of any such policy or binder, (iii) aware of any threatened or proposed cancellation or non-renewal of any such policy or binder, or (iv) received notice of any insurance premiums which will be materially increased in the future. There are no outstanding claims under any such policy which have gone unpaid for more than 45 days, or as to which the insurer has disclaimed liability.

SECTION 2.18     Outstanding Commitments.
                 -----------------------

       Schedule 2.18 sets forth a description of all existing oral and written
       -------- ----
contracts, agreements, commitments, licenses, purchase orders and franchises (collectively "Agreements") in excess of $25,000 relating to each of Aqua and Redwood Park. NCP and CTC have delivered or made available to Connectiv true, correct and complete copies of all of the Agreements specified on Schedule 2.18
                                                                  -------- ----
which are in writing, and Schedule 2.18 contains an accurate and complete
                          -------- ----
description of all Agreements which are not in writing. Each Agreement is in full force and effect, is a valid and binding obligation of Aqua or Redwood Park and of each other party thereto and is enforceable against Aqua or Redwood Park in accordance with its terms, and enforceable against each other party thereto. Each of Aqua and Redwood Park has paid in full all amounts due as of the date hereof under each Agreement identified in Schedule 2.18 and each of Aqua and
                                          -------- ----
Redwood Park and to the knowledge of NCP and CTC, each other party thereto have performed all the obligations required to be performed by them to date, have received no notice of default and are not in default (with due notice or lapse of time or both) under any Agreement, except for defaults, which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. NCP and CTC have no knowledge of any breach or anticipated breach by the other party to any contract or commitment to which each of Aqua or Redwood Park is a party. To the knowledge of NCP and CTC, none of such Agreements has been terminated and NCP and CTC are not aware of any intention or right of any party to default another party to any such Agreement. There exists no actual or, to the knowledge of NCP and CTC, threatened termination, cancellation or limitation of the business relationship of Aqua or Redwood Park with any party to any such Agreement.

SECTION 2.19     Intangibles and Intellectual Property.
                 -------------------------------------
       Schedule 2.19 sets forth a list of all Intellectual Property owned,
       -------- ----
controlled or used by each of Aqua and Redwood Park. There are no claims or demand of any person nor any proceedings pending or, to the knowledge of NCP and CTC, threatened with respect to the Intellectual Property and NCP and CTC are not aware of any person or entity infringing upon such Intellectual Property.
To the knowledge of NCP and CTC, the conduct of Aqua's and Redwood Park's businesses does not infringe upon any Intellectual Property rights of any third party. Each of Aqua and Redwood Park has the unencumbered right to use, free and clear of any claims, its intangible assets. Schedule 2.19 sets forth a
                                                 -------- ----
complete and accurate list of all license agreements granting any right to use or practice any rights under any Intellectual Property, whether Aqua or Redwood Park is the licensee or licensor thereunder, and any assignments, consents, term, forbearances to sue, judgments, orders, settlements or similar obligations relating to any Intellectual Property to which Aqua or Redwood Park is a party or otherwise bound (collectively, the "License Agreements"), indicating for each the title, the parties, date executed, whether or not it is exclusive and the Intellectual Property covered thereby. The License Agreements are valid and binding obligations of Aqua or Redwood Park, enforceable in accordance with their terms, and there exists no event or condition which will result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default by Aqua or Redwood Park under any such License Agreement, except for defaults, which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The Intellectual Property owned by or licensed to Aqua and Redwood Park constitutes all of the Intellectual Property used in or necessary for the conduct of Aqua's and Redwood Park's business. Aqua and Redwood Park have taken all reasonable steps to protect the Intellectual Property which it owns. The consummation of the transactions contemplated hereby will not result in the loss or impairment of Aqua's or Redwood Park's right to own or use any of the Intellectual Property, nor will they require the consent of any Governmental Authority or third party in respect of any such Intellectual Property. For purposes hereof, "Intellectual Property" means (i) trademarks, service marks, trade dress, logos, trade names and corporate names and registrations and applications for registration thereof, (ii) inventions, ideas, conceptions of potentially patentable subject matter and patent disclosures, whether or not reduced to practice and whether or not yet made the subject of a pending patent application or applications, (iii) statutory invention registrations, patents, patent registrations and patent applications and all improvements thereto, (iv) copyrights (registered or otherwise) and registrations and applications for registration thereof, (v) domain name registrations (vi) computer software, data and documentation, (vii) trade secrets and confidential business information, technology (including know-how and show-how), copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, (viii) copies and tangible embodiments of all the foregoing, in whatever form or medium, (ix) all rights to register trademarks and copyrights and to obtain rights to apply for patents and (x) all rights to sue for present and past infringement of any of the Intellectual Property rights hereinabove set out.

SECTION 2.20     Governmental Approvals.
                 ----------------------
       No registration or filing with, or consent or approval of or other action by, any Governmental Authority is or will be necessary for the valid execution, delivery and performance by each of Aqua and Redwood Park of this Agreement. "Governmental Authority" means any public body, governmental, administrative or regulatory authority, agency, instrumentality or commission, including courts of competent jurisdiction and arbitral tribunals, whether federal, state, local or foreign.

SECTION 2.21     Transactions With Affiliates.
                 ----------------------------
       Except as set forth on Schedule 2.21, no director, officer or employee of
                              -------- ----
each of Aqua and Redwood Park, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of any equity interest, is a party to any transaction with each of Aqua and Redwood Park, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments or involving other obligations to any such person or firm.

SECTION 2.22     No Broker or Finder.
                 -------------------
       No broker, financial advisor, finder or investment banker or other person, firm or entity is entitled to any broker's, financial advisor's, finder's or other fee, commission or expense reimbursement in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Aqua, Redwood Park, the Shareholders or any of their affiliates and none of Aqua, Redwood Park, the Shareholders or any of their affiliates has incurred, nor will they incur, directly or indirectly, any liability for any such fees, commission or expenses in connection with the transaction contemplated by this Agreement. NCP and CTC agree to indemnify and save Connectiv harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of Aqua, Redwood Park or the Shareholders and to bear the cost of legal expenses incurred in defending against any such claim.

SECTION 2.23     Acquisition For Investment.
                 --------------------------
       Each of NCP and CTC is acquiring the Connectiv Shares for investment for his or its own account and not with a view to the distribution or public offering thereof within the meaning of the Act. Each of NCP and CTC understands that the Connectiv Shares have not been registered under the Securities Act and may not be sold or transferred without such registration or an exemption therefrom. Each of NCP and CTC is sufficiently experienced in financial and business matters to be capable of evaluating the risk of investment in Connectiv Shares and to make an informed decision relating thereto. Each of NCP and CTC has the financial capability for making the investment, can afford a complete loss of the investment, and the investment is a suitable one for such Shareholder. Each of NCP and CTC is an Accredited Investor as defined in Regulation D under the Act. Prior to the execution and delivery of this Agreement, each such Shareholder has had the opportunity to ask questions of and receive answers from representatives of Connectiv concerning the finances, operations, business and prospects of Connectiv. Without limiting the generality of the foregoing, each of NCP and CTC acknowledges having received and reviewed a copy of Connectiv's Annual Report on Form 10-KSB for the period ended December 31, 2001, and quarterly reports on Form 10-QSB for the periods ended March 31, 2002 and June 30, 2002.

SECTION 2.24     Disclosure.
                 ----------
       All documents and schedules delivered or to be delivered by or on behalf of NCP and CTC in connection with this Agreement and the transactions contemplated hereby (including the Bridge Loan) are true, complete and correct. NCP and CTC are not aware of any facts pertaining to either of Aqua or Redwood Park, their respective businesses or the Aqua Shares held by NCP and CTC which is reasonably likely to have a Material Adverse Effect and which have not been disclosed in this Agreement, the Schedules or the Statements or otherwise disclosed to Connectiv by NCP and CTC in writing. Neither this Agreement, nor any Schedule or Exhibit to this Agreement contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which made, not misleading.
                                   ARTICLE IIA

        REPRESENTATIONS AND WARRANTIES OF CERTAIN OTHER AQUA SHAREHOLDERS

     As an inducement to Connectiv to enter into this Agreement and to consummate the transactions contemplated hereby, ICM and JS hereby, severally, represent and warrant to Connectiv as follows:

SECTION 2.25     Authority to Execute and Perform Agreement.
                 ------------------------------------------
       This Agreement has been duly and validly executed and delivered by such Shareholder, and, assuming due authorization, execution and delivery by Connectiv, constitutes the legal, valid and binding obligation of such Shareholder, enforceable against him or it in accordance with its terms, except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting the enforcement of creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought. The execution, delivery and performance of this Agreement and all other agreements delivered in connection with the transactions contemplated hereby and the consummation of the transactions contemplated hereunder or thereunder by such Shareholder will not conflict with, or result in any violation or default or loss of a benefit under, or permit the acceleration of any obligation under any provision of any charter, bylaws, operating or partnership or trust agreement applicable to such Shareholder, or under any mortgage, indenture, lease, agreement, instrument, judgment, decree, order, statute, rule or regulation, binding upon such Shareholder.

SECTION 2.26     Ownership, Title of Aqua Shares Held by ICM and JS.
                 --------------------------------------------------
       Such Shareholder has good title to the Aqua Shares listed on Schedule
                                                                    --------
1.01 as owned by such Shareholder, free and clear of all liens, claims, security
----
interests and encumbrances of every kind.  The Aqua Shares listed on Schedule
                                                                     --------
1.01 and Schedule 2.03(a) as owned by such Shareholder represent all of the
----     ----------------
rights of any kind relating to the capital stock of Aqua owned by such Shareholder. Upon consummation of the transactions contemplated hereby, Connectiv will acquire good and marketable title to the Aqua Shares held by such Shareholder, free and clear of all liens, claims, security interests and encumbrances of every kind.

SECTION 2.27     No Conflict; Required Filings.
                 -----------------------------
       The execution and delivery by such Shareholder of this Agreement or any instrument required by this Agreement to be executed and delivered by such Shareholder at Closing do not, and the performance of this Agreement and any instrument required by this Agreement to be executed and delivered by such Shareholder at Closing, shall not, require such Shareholder to, except as set forth on Schedule 2.27 obtain any approval, consent or waiver of any person,
         -------------
entity or governmental authority or observe any waiting period imposed by, or make any filing with or notification to, any governmental authority, domestic or foreign, except where the failure to obtain such approvals, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 2.28     Litigation.
                 ----------
       There are no outstanding orders, writs, judgments, injunctions or decrees of any court, governmental agency or arbitration tribunal against, involving or affecting the Aqua Shares held by such Shareholder, and, to the knowledge of such Shareholder, there are no facts or circumstances which may result in institution of any action, suit, claim or legal, administrative or arbitration proceeding or investigation against, involving or affecting the Aqua Shares held by such Shareholder or the transactions contemplated hereby.

SECTION 2.29     Acquisition For Investment.
                 --------------------------
       Such Shareholder is acquiring the Connectiv Shares for investment for his or its own account and not with a view to the distribution or public offering thereof within the meaning of the Act. Such Shareholder understands that the Connectiv Shares have not been registered under the Securities Act and may not be sold or transferred without such registration or an exemption therefrom.
Such Shareholder is sufficiently experienced in financial and business matters to be capable of evaluating the risk of investment in Connectiv Shares and to make an informed decision relating thereto. Such Shareholder has the financial capability for making the investment, can afford a complete loss of the investment, and the investment is a suitable one for such Shareholder. Such Shareholder is an Accredited Investor as defined in Regulation D under the Act. Prior to the execution and delivery of this Agreement such Shareholder has had the opportunity to ask questions of and receive answers from representatives of Connectiv concerning the finances, operations, business and prospects of Connectiv. Without limiting the generality of the foregoing, such Shareholder acknowledges having received and reviewed a copy of Connectiv's Annual Report on Form 10-KSB for the period ended December 31, 2001, and quarterly reports on Form 10-QSB for the periods ended March 31, 2002 and June 30, 2002.

                                  ARTICLE III
                                  -----------
                  REPRESENTATIONS AND WARRANTIES OF CONNECTIV
                  -------------------------------------------

     Connectiv hereby represents and warrants to the Shareholders as follows:

SECTION 3.01     Organization and Qualification.
                 ------------------------------
       Connectiv is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization. Connectiv has all the requisite corporate power and authority, and is in possession of all Approvals necessary to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so qualified, existing and in good standing or to have such power, authority and Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Connectiv is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not have a Material Adverse Effect.

SECTION 3.02     Capitalization.
                 --------------
       As of the date hereof, the authorized capital stock of Connectiv consists of (i) 40,000,000 shares of Connectiv Common of which, as of the Closing Date, 12,000,000 shares will be issued and outstanding, and (ii) 10,000,000 shares of Connectiv Preferred, of which, as of the Closing Date, no shares will be issued and outstanding (except for any shares to be issued to the Shareholders hereunder). All of the outstanding shares of Connectiv Common are, and all Connectiv Preferred to be issued pursuant to this Agreement and all Connectiv Common to be issued upon conversion of the Connectiv Preferred will be, when issued in accordance with the terms hereof, duly authorized, validly issued, fully paid and nonassessable. Upon consummation of the transactions contemplated hereby, the Shareholders will acquire good and marketable title to the Connectiv Shares, free and clear of all liens, claims, security interests and encumbrances of every kind, except for those imposed by this Agreement.

SECTION 3.03     Authority; Enforceability.
                 -------------------------
       Connectiv has all requisite corporate power and authority to execute and deliver this Agreement and each instrument required hereby to be executed and delivered by it at the Closing, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby (except as set forth on Schedule 3.03). The execution and delivery by Connectiv
                        --------------
of this Agreement and each instrument required hereby to be executed and delivered by Connectiv at the Closing and the performance of its obligations hereunder and thereunder have been duly and validly authorized by the Board of Directors of Connectiv. This Agreement has been duly executed and delivered by Connectiv and, assuming due authorization, execution and delivery hereof by the Shareholders, constitutes a legal, valid and binding obligation of Connectiv enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting the enforcement of creditors' rights generally, (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought, and (iii) as set forth on Schedule 3.03.
         -------------
SECTION 3.04     No Conflict; Required Filings and Consents.
                 ------------------------------------------

          (a) The execution and delivery by Connectiv of this Agreement does not, and the performance of this Agreement by Connectiv will not, (i) conflict with or violate the certificate of incorporation or bylaws of Connectiv except as set forth on Schedule 3.03, (ii) conflict with or
                                      -------------
     violate any law or order in each case applicable to Connectiv or by which any of its properties is bound or affected, except in the case of clause (ii) above, (x) for any such conflicts or violations that could not, individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect (y) or would become applicable as a result of the business or activities in which each of Aqua and Redwood Park is or proposes to be engaged or as a result of any facts or omissions by, or the status of any facts pertaining to each of, Aqua and Redwood Park.

          (b) The execution and delivery by Connectiv of this Agreement does not, and the performance by Connectiv of this Agreement will not, require Connectiv to obtain any approval of, observe any waiting period imposed by, or require any filing with or notification to, any Governmental Authority, domestic or foreign, except for (A) compliance with applicable requirements, if any, of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), blue sky laws, or the requirements of the HSR Act or Foreign Competition Laws, (B) the filing of appropriate documents as required by the Over the Counter Bulletin Board or (C) where the failure to obtain such approvals, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 3.05     SEC Filings.
                 -----------
       Since December 31, 2001 and until Closing, Connectiv has or will have filed all forms, reports and documents required to be filed with the SEC by such time (collectively, the "Connectiv SEC Reports") pursuant to the federal securities laws and regulations of the SEC promulgated thereunder, and all Connectiv SEC Reports have been filed in all material respects on a timely basis. The Connectiv SEC Reports were prepared in accordance, and complied as of their respective filing dates in all material respects, with the requirements of the Exchange Act and the regulations promulgated thereunder and did not at the time they were filed (or if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements contained in the Form 10-KSB for the year ended December 31, 2001 and the Forms 10-QSB for the periods ended March 31, 2002 and June 30, 2002 were prepared in accordance with GAAP and the books and records of Connectiv and fairly present the financial condition and results of operations of Connectiv as of the date thereof and for the period covered thereby.

SECTION 3.06     Consent of Governmental Authorities.
                 -----------------------------------
       No consent, approval or authorization of, or registration, qualification or filing with any federal, state or local governmental or regulatory authority is required to be made by Connectiv in connection with the execution, delivery or performance by Connectiv of this Agreement; or, if required, will have been secured prior to Closing (except for any amendment to the Connectiv charter documents as set forth on Schedule 3.03).
                          -------------

SECTION 3.07     No Broker or Finder.
                 -------------------
       No broker, financial advisor, finder or investment banker or other person, firm or entity is entitled to any broker's, financial advisor's, finder's or other fee, commission or expense reimbursement in connection with the transactions contemplated by this Agreement. Connectiv agrees to indemnify and save the Shareholders harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of Connectiv and to bear the cost of legal expenses incurred in defending against any such claim.

SECTION 3.08     Disclosure.
                 ----------
       All documents and schedules delivered or to be delivered by or on behalf of Connectiv in connection with this Agreement and the transactions contemplated hereby are true, complete and correct. Connectiv is not aware of any facts pertaining to its business or the Connectiv Shares which is reasonably likely to have a Material Adverse Effect and which have not been disclosed in this Agreement, the Schedules or the Connectiv SEC Reports or otherwise disclosed to the Shareholders in writing. Neither this Agreement, nor any Schedule or Exhibit to this Agreement contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which made, not misleading.

                                   ARTICLE IV
                                   ----------
                              ADDITIONAL AGREEMENTS
                              ---------------------

SECTION 4.01     Cooperation and Exchange of Tax Information.
                 -------------------------------------------
       Each of Connectiv and the Shareholders will provide each other with such cooperation and information as any of them reasonably may request of the other in filing any Return, amended Return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes, participating in or conducting any audit or other proceeding in respect of Taxes.

SECTION 4.02     Pre-Closing Activities.
                 ----------------------
       NCP and CTC have authorized Aqua to engage Peter Morris and Elliot Goldman to work in San Francisco with Aqua under the direction of Steve Mayer to finalize the financial and operational aspects essential to completing the transactions contemplated hereby, to comply with Section 4.06 and the ongoing reporting obligations of Connectiv after Closing under the Exchange Act, and to implement the growth strategy of Connectiv and Aqua post Closing. The parties expect such engagement to be for a one-to-two-month period and that the cost will be $15,000 and $20,000 per month, respectively, plus approved out-of-pocket expenses.

SECTION 4.03     Connectiv Board of Directors.
                 ----------------------------
       The Board of Directors of Connectiv shall consist of six members. Upon compliance with Section 14(f) of the Exchange Act, Charles T. Condy shall have the right to nominate up to three directors; Atlantis Equities, Inc. shall have the right to nominate up to two directors; and Gross Family Partnership II L.P. shall have the right to nominate one director. For a period of two years following the Closing, NCP and CTC, along with the other parties to the Shareholders' Agreement, agree to vote or act with respect to their shares of Connectiv Common Stock for the election of directors nominated in accordance with the preceding sentence to the Board of Directors of Connectiv and in accordance with the Shareholders' Agreement.

SECTION 4.04     Bridge Financing.
                 ----------------
       At the Closing, Connectiv shall have completed a bridge financing in the form of convertible debt that shall have resulted in Connectiv receiving at least One Million Five Hundred Thousand Dollars ($1,500,000), inclusive of costs and expenses of Connectiv of $250,000 which may be used by Connectiv to pay any such fees, costs and expenses incurred prior to Closing (the "Bridge Loan Proceeds"), through such financing (the "Bridge Loan").

     The terms and conditions of the Bridge Loan shall include the following:

          (a) the principal amount of the Bridge Loan will bear interest at twelve percent (12%) per annum for the first four months and fifteen percent (15%) per annum thereafter, in each case payable quarterly in arrears;

          (b) the Bridge Loan will have a maturity date on the second anniversary of issuance (the "Maturity Date");

          (c) the holders of the Bridge Loan will receive warrants (the "Warrants") for and aggregate Six Million (6,000,000) shares of Connectiv Common Stock at an exercise price of $0.10 per share during an exercise period of five years from issuance;

          (d) upon completion of a private placement by Connectiv after Closing, pursuant to which Connectiv shall receive at least Five Million Dollars ($5,000,000) in gross proceeds (less any portion of the Bridge Loan that is converted upon the closing of such private placement), each holder of the Bridge Loan may at its option, demand payment or convert all or part of the Bridge Loan at the time of closing such private placement at a conversion price at which capital is raised pursuant to such private placement;

          (e) in the event that such a private placement is not completed by the Maturity Date, each holder of the Bridge Loan may convert the Bridge Loan into Connectiv Common Stock at a conversion price that is the lesser of a per share price based on a $20 million valuation or a per share price based on the valuation of any public or private offering of Connectiv securities in which the net proceeds to Connectiv are not less than $5,000,000 completed by Connectiv while the Bridge Loan is outstanding; and

          (f) the holders of the Bridge Loan and Warrants will receive unlimited piggyback registration rights and one demand registration right after one year from the closing of the Bridge Loan with regard to shares of Connectiv Common issued upon conversion of the Bridge Loan or exercise of the Warrants.

     Any and all information about Aqua provided or to be provided by NCP, CTC or Aqua for inclusion in any offering materials provided to potential investors in connection with the Bridge Loan shall be true, complete and correct in all material respects. NCP and CTC each hereby agree to indemnify, defend and hold harmless Connectiv and its Affiliates (as such term is defined under Rule 405 of the Rules and Regulations of the Act) and their respective officers, directors, employees and shareholders and their successors and assigns from, against and with respect to any and all Damages (as defined in Section 5.01) arising out of or in any manner incident, relating or attributable to any breach of the foregoing sentence. Any and all information about Connectiv provided or to be provided by Connectiv for inclusion in any offering materials provided to potential investors in connection with the Bridge Loan shall be true, complete and correct in all material respects. Connectiv hereby agrees to indemnify, defend and hold harmless NCP, CTC, Aqua and its Affiliates (as such term is defined under Rule 405 of the Rules and Regulations of the Act) and their respective officers, directors, employees and shareholders and their successors and assigns from, against and with respect to any and all Damages (as defined in Section 5.01) arising out of or in any manner incident, relating or attributable to any breach of the foregoing sentence. If any claim for indemnification is made by any person under this paragraph, the provisions of Section 5.04 shall apply.

SECTION 4.05     Aqua Related Party Debt.
                 -----------------------
       Prior to Closing, all payables, including debts, loans and deferred compensation, to any related party will be converted into equity of Aqua and shall be deemed part of Aqua's pre-Closing capitalization (as reflected on
Schedule 1.01), except as otherwise set forth on Schedule 4.05 and for the
-------------                                    -------------
$401,297 loan from Steve Mayer (the "Mayer Loan") and $250,000 of the loan from Charles T. Condy (the "Condy Loan"), each of which will continue to be carried on Aqua's balance sheet as debt after Closing; provided that the $250,000 that remains outstanding on the Condy Loan shall subsequently be paid to CTC and later contributed by CTC to Connectiv as further consideration for the equity received upon the initial conversion referred to in this Section 4.05. The Mayer Loan and the Condy Loan are evidenced by the promissory notes, as amended by certain side letters dated the date hereof, attached hereto as Exhibits 4.05A
                                                                  --------------
and 4.05B, respectively.
    -----

SECTION 4.06     Delivery of Aqua Financial Statements.
                 -------------------------------------
       Within 60 days following the Closing, NCP and CTC shall cause the Aqua financial statements required to be filed by Connectiv on a Current Report on Form 8-K with the Securities and Exchange Commission ("SEC") under the Act or the Exchange Act, as appropriate, to be delivered to Connectiv.

SECTION 4.07     Post-Closing Private Placement.
                 ------------------------------
       As soon as practicable after the Closing, NCP, CTC, Aqua and Connectiv shall use their best efforts, with the assistance of their respective principals, associates, representatives and advisors, to prepare a private placement memorandum and complete a private placement using such memorandum to raise Five Million Dollars ($5,000,000) (less any portion of the Bridge Loan that is converted upon the closing of such private placement).

SECTION 4.08     Ticker Symbol.
                 -------------
       As soon as practicable after the Closing, Connectiv shall take the steps necessary to change its ticker symbol to "AQUA" or some other permissible variation thereof as determined by the Board of Directors of Connectiv. The obligation of Connectiv set forth in this Section 4.08 may be waived by the Shareholders in their sole discretion.

SECTION 4.09     Publicity.
                 ---------
       No party shall issue any press release or otherwise make any public statement with respect to the execution of, or the transactions contemplated by, this Agreement or the other agreements to be executed in connection herewith without the prior written consent of the other parties which consent shall not be unreasonably withheld or delayed, except that each party shall be entitled to make, without the agreement of the other parties such disclosures to the public or to governmental authorities as each such party's counsel deems reasonably necessary to maintain compliance with federal or state laws.

SECTION 4.10     No Solicitation.
                 ---------------
       From and after the date of this Agreement until the first to occur of the Closing or the termination of this Agreement, neither the Shareholders nor Connectiv will (i) solicit, initiate or knowingly encourage discussions with any person relating to the possible merger or consolidation of Aqua or Connectiv, respectively, with or into another person or acquisition of any of the assets or capital stock of Aqua or Connectiv, respectively, (an "Acquisition Transaction") or (ii) participate in any negotiations regarding, or furnish to any other person information with respect to, any effort or attempt by any other person to do or to seek any Acquisition Transaction; provided, however, nothing herein
                                           --------  -------
shall prohibit (i) Connectiv's board of directors from complying with Rules 14d-9 and 14e-2 under the Exchange Act or (ii) either Aqua's or Connectiv's board of directors from considering and accepting a proposal for an Acquisition Transaction if such board of directors reasonably believes, based upon the advice of legal counsel, that failure to take action with respect to such proposed Acquisition Transaction would violate the fiduciary obligations of such party's board of directors to such party's shareholders under applicable law. Each of the Shareholders and Connectiv agree to inform the other in reasonable detail within three business days of receipt of any offer, proposal or inquiry relating to any Acquisition Transaction.

SECTION 4.11     Registration Rights.
                 -------------------
     ICM and JS shall receive unlimited piggyback registration rights pursuant to the Registration Rights Agreement between Connectiv, ICM and JS with regard to 25% of the shares of Connectiv Common issued upon conversion of the Connectiv Series A Preferred shares received by ICM and JS pursuant to this Agreement.

                                    ARTICLE V
                                    ---------
                                INDEMNIFICATION
                                ---------------

SECTION 5.01     Indemnification by Connectiv.
                 ----------------------------
       Connectiv hereby agrees to indemnify, defend and hold harmless the Shareholders and their respective officers, directors, employees, shareholders or partners, and their successors and assigns from, against and with respect to any claim, liability, obligation, loss, damage, assessment, judgment, cost and expense (including, without limitation, reasonable attorneys' and accountants' fees and costs and expenses reasonably incurred in investigating, preparing, defending against or prosecuting any litigation or claim, action, suit, proceeding or demand) of any kind or character (hereinafter collectively referred to as "Damages") arising directly out of;

          (a) Any material inaccuracy in any representation or breach of warranty of Connectiv contained in this Agreement or in any certificate, instrument of transfer or other document or agreement executed by Connectiv in connection with this Agreement or otherwise made or given in connection with this Agreement; and

          (b) Any failure by Connectiv to perform or observe, or to have performed or observed, in full, any material covenant, agreement or condition to be performed or observed by it under this Agreement or under any certificates or other documents or agreements executed by Connectiv in connection with this Agreement.

SECTION 5.02     Indemnification by the Shareholders.
                 -----------------------------------
       Each of the Shareholders hereto agrees (on a several basis) to indemnify, defend and hold harmless Connectiv and its Affiliates (as such term is defined under Rule 405 of the Rules and Regulations of the Act) and their respective officers, directors, employees and shareholders and their successors and assigns from, against and with respect to any and all Damages arising out of or in any manner incident, relating or attributable to:

          (a) Any material inaccuracy in any representation or breach of warranty made by such Shareholder contained in this Agreement or in any certificate, instrument of transfer or other document or agreement of such Shareholder in connection with this Agreement or otherwise made or given by such Shareholder in connection with this Agreement; and

          (b) Any failure by such Shareholder to perform or observe, or to have performed or observed, in full, any material covenant, agreement or condition to be performed or observed by such Shareholder under this Agreement or under any certificates or other documents or agreements executed by such Shareholder in connection with this Agreement.

SECTION 5.03     Indemnification by Charles T. Condy.
                 -----------------------------------
       Charles T. Condy hereby agrees to indemnify, defend and hold harmless Connectiv and its Affiliates (as such term is defined under Rule 405 of the Rules and Regulations of the Act) and their respective officers, directors, employees and shareholders and their successors and assigns from, against and with respect to any and all Damages arising out of or in any manner incident, relating or attributable to any liability arising out of Aqua's ownership, operation or control of Redwood Park; except liabilities or Damages arising out
                                      ------
of or in any manner incident, relating or attributable to the lease of real property dated October 22, 1999 by and among Transamerica Insurance Corporation of California ("Transamerica") and Next Century Restaurants, Inc., as amended on August 16, 2000 and March 6, 2001 (the "Redwood Park Lease"), including any liabilities or Damages arising out of or in any manner incident, relating or attributable to the agreement with Fine Line Group, Inc. (the "Fine Line Liability") provided that the preceding exception shall only apply if
            -------- ----
Transamerica grants at least a twelve-month rent abatement under the Redwood Park Lease and the Fine Line Liability is settled and an appropriate release obtained.

SECTION 5.04     Claims for Indemnification.
                 --------------------------
       In the event of the occurrence of any event which any party asserts is an identifiable event pursuant to this Article V, the party claiming indemnification (the "Indemnified Party") shall provide prompt notice to the party required to provide indemnification (the "Indemnifying Party"), specifying in detail the facts and circumstances with respect to such claim and the basis for which indemnification is available hereunder, provided, however, that the failure to provide such notice shall only release the applicable Indemnifying Party from any of its obligations under this Article V to the extent such Indemnifying Party is prejudiced by such failure. If such event involves the claim of any third party, and if the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Damages that may result from such third party claim, the Indemnifying Party shall have the right to control the defense or settlement of such claim; provided, however, that (a) the Indemnified Party shall be entitled to participate in the defense of such claim at its own expense, (b) the Indemnifying Party shall obtain the prior written approval of the Indemnified Party (which approval shall not be unreasonably withheld or delayed) before entering into any settlement of such claim if, pursuant to or as a result of such settlement, injunctive or other non-monetary relief would be imposed against the Indemnified Party, (c) the Indemnifying Party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Indemnified Party shall be entitled to have sole control over, and shall assume all expense with respect to the defense or settlement of any claim to the extent such claim seeks an order, injunction or other equitable relief against the Indemnified Party which, if successful, could materially interfere with the business, operations, assets, condition (financial or otherwise) or prospects of the Indemnified

Party, provided that the Indemnified Party shall provide written notice to the Indemnifying Party of its election to assume control over the defense of such claim pursuant to this Section 5.04(c), (d) if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the reasonable judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of the Indemnifying Party; provided, however, that in no event shall the
                                  -------
Indemnifying Party be liable for the expenses of more than one counsel in addition to local counsel and (e) if the Indemnifying Party is entitled but fails to assume control over the defense of a claim as provided in this Section 5.04, provided that the Damages associated with such claim are covered by the indemnity provisions of Sections 5.01, 5.02 and 5.03, the Indemnifying Party shall have the right to defend such claim, provided, further, that the Indemnified Party shall obtain the prior written approval of the Indemnifying Party (which approval shall not be unreasonably withheld or delayed) before entering into any settlement of such claim if, pursuant to or as a result of such settlement, injunctive or other non-monetary relief would be imposed against the Indemnifying Party.

     In the event that the Indemnifying Party shall be obligated to indemnify the Indemnified Party in an action solely for Damages pursuant to this Article V, the Indemnifying Party shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the claim to which such indemnification relates.

     Any determination whether to seek indemnity from the Shareholders or how to prosecute any claims therefor (including, if necessary the institution and prosecution of litigation) and the settlement of any claims, as well as the negotiation, response to and resolution of any claims for indemnification brought by the Shareholders shall be determined by Robert S. Ellin and Elliot Goldman or their successors.

SECTION 5.05     Survival.
                 --------
       All representations and warranties in this Agreement, or in any instrument or document furnished in connection with this Agreement or the transactions contemplated hereby, shall survive the closing of the transactions contemplated hereby and any investigation at any time made by or on behalf of any party and continue until the later of (i) 30 days after the date of the first audit of the combined financial statements of Connectiv or (ii) twelve
(12) months from the Closing Date (the "Expiration Date"), except that (a) representations and warranties with respect to which a claim is asserted in writing prior to the Expiration Date shall survive until finally resolved and satisfied in full, and (b) representations and warranties set forth in Sections 2.01, 2.02, 2.03, 2.10, 3.01, 3.02 and 3.03 shall survive for the full period of the applicable statute of limitations, and until any claims with respect thereto shall be finally resolved and satisfied in full if asserted on or prior to such date. All covenants and agreements contained herein shall survive until fully performed in accordance with their terms.

     SECTION 5.06     Limitations on Indemnification.
                      ------------------------------
       The foregoing notwithstanding, no Indemnified Party shall have any claim against the Indemnifying Party until all Damages with respect thereto aggregate at least $25,000 (the "Minimum Amount"), at which time the indemnification obligations of the Indemnifying Party shall be effective as to only those Damages in excess of the Minimum Amount ; except that the foregoing limitation
                                          ------
shall not apply to any claim made under Section 5.03 or for any breach of the representations made in Sections 2.01, 2.02, 2.03, 2.10, 3.01, 3.02 or 3.03.
Further, the indemnification obligations of any Indemnifying Party set forth in this Article V shall be limited to an aggregate amount not to exceed $1,500,000; provided that the indemnification obligations of ICM and JS shall be limited to an aggregate amount not to exceed the value of consideration paid to ICM and JS under this Agreement. Accordingly, CTC shall not transfer any Connectiv Shares until after the Expiration Date.

                                   ARTICLE VI
                                   ----------
                            TERMINATION OF AGREEMENT
                            ------------------------

SECTION 6.01     Termination.
                 -----------
     The Shareholders or Connectiv may terminate this Agreement as provided below:

          (a) by mutual written consent at any time prior to the Closing;

          (b) Connectiv may terminate this Agreement by giving written notice to the Shareholders at any time prior to the Closing (i) in the event the Shareholders have breached any representation, warranty, or covenant contained in this Agreement (such breach to include if any representation is or becomes untrue prior to Closing), Connectiv has notified the Shareholders of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (ii) if the Closing shall not have occurred on or before November 15, 2002 (the "Section 6.01(b)(ii)
                                                            ---------------
     Termination Date") by reason of the failure to deliver any Closing delivery required under Section 1.04 hereof (unless the failure results primarily from Connectiv breaching any representation, warranty, or covenant contained in this Agreement);

          (c) the Shareholders may terminate this Agreement by giving written notice to Connectiv at any time prior to the Closing (i) in the event Connectiv has breached any representation, warranty, or covenant contained in this Agreement (such breach to include if any representation is or becomes untrue prior to Closing), the Shareholders have notified Connectiv of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (ii) if the Closing shall not have occurred on or before the Section 6.01(b)(ii) Termination Date, by reason of the failure to deliver any Closing delivery required under Section 1.05
                                                                   ------------
     hereof (unless the failure results primarily from Shareholders breaching any representation, warranty, or covenant contained in this Agreement); and

          (d) Connectiv may terminate this Agreement by giving written notice to the Shareholders at any time during the ten (10) business day period following delivery by (i) NCP and CTC to Connectiv of the final schedules to this Agreement (other than Schedule 2.27) together with a cover letter indicating that the schedules are final and referencing this Section 6.01(d) and (ii) ICM and JS of the final Schedule 2.27 to this Agreement together with a cover letter indicating that Schedule 2.27 is final and referencing this Section 6.01(d). Notwithstanding the foregoing, Schedules 1.01, 2.03(a), 2.03(c), 2.03(e) and 2.03(f) shall be final upon the execution of this Agreement.

SECTION 6.02     EFFECT OF TERMINATION.
                 ---------------------
       If any party terminates this Agreement pursuant to Section 6.01(a) above, all rights and obligations of the parties hereunder shall terminate without any liability of any party to any other party (except for any liability of any party then in breach); provided, however, that the provisions contained in Section
                 --------  -------
4.09 shall survive any such termination.

                                  ARTICLE VII
                                  -----------
                                  MISCELLANEOUS
                                  -------------

SECTION 7.01     Notices.
                 -------
       All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by recognized overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

If  to  CTC  or  NCP:  c/o  Aqua  Development  Corp.
                       244  California  Street,  Suite  510
                       San  Francisco,  CA  94111
                       Attn:     Charles  T.  Condy
                       Tel:  (415)  781-2001
                       Fax:  (415)  781-0552

with  a  copy  to:     MacInnis,  Donner  &  Koplowitz
                       465  California  Street-Suite  222
                       San  Francisco,  CA  94104
                       Attn:  Edward  A.  Koplowitz,  Esq.
                       Fax:  (415)  433-1917

                             and:

                       Ballard  Spahr  Andrews  &  Ingersoll,  LLP
                       1735  Market  Street,  51st  Floor
                       Philadelphia,  PA  19103
                       Attn:  Richard  P.  Jaffe,  Esquire
                       Fax:  (215)  864-8999

If  to  ICM  or  JS:   c/o  ICM  Asset  Management,  Inc.
                       601  W.  Main  Avenue,  Suite  600
                       Spokane,  WA  99201
                       Attn:     Robert  Law
                       Fax:     (509)  444-4500

with  a  copy  to:     Paine  Hamblen  Coffin  Brooke  &  Miller  LLP
                       717  W.  Sprague,  12th  Floor
                       Spokane,  WA  99201
                       Attn:  Chris  Hogstad,  Esq.
                       Fax:  (509)  838-0007

If  to  Connectiv:     750  Lexington  Avenue,  23rd  Floor
                       New  York,  NY  100022
                       Attn:   Robert  S.  Ellin
                       Fax:  212-750-6667

with  a  copy  to:     Mintz,  Levin,  Cohn,  Ferris,
                       Glovsky  and  Popeo,  P.C.
                       666  Third  Avenue
                       New  York,  NY  10017
                       Attn:  Kenneth  Koch,  Esq.
                       Fax:  (212)  983-3115

     All notices, requests, consents and other communications hereunder shall be deemed to have been delivered (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise,
(iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

SECTION 7.02     Entire Agreement.
                 ----------------
       This Agreement together with the Exhibits and Schedules hereto and the other documents executed in connection herewith (together, the "Documents") embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof, including, without limitation, the letter of intent among the parties dated March 21, 2002 (the "Letter Agreement") and the Term Sheet dated August 29, 2002 (the "Term Sheet"). No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in the Documents shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

SECTION 7.03     Modifications and Amendments.
                 ----------------------------
       The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

SECTION 7.04     Waivers and Consents.
                 --------------------
       No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

SECTION 7.05     Assignment.
                 ----------
       Neither this Agreement, nor any right hereunder, may be assigned by any of the parties hereto without the prior written consent of the other parties.

SECTION 7.06     Parties in Interest.
                 -------------------
       This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their permitted assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

SECTION 7.07     Release.
                 -------
       In consideration of the transactions contemplated hereby and the receipt of their Connectiv Shares, conditioned upon the occurrence of the Closing and effective as of the Closing Date, the Shareholders for themselves and their respective stockholders, beneficiaries, partners, directors, officers, employees, agents, heirs, legal representatives, successors and assigns (collectively, the "Shareholder Releasing Parties") fully remise, release and forever discharge Aqua, Redwood Park and Connectiv and their respective directors, officers, employees, agents, successors and assigns (collectively, the "Released Parties"), of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, damages and any and all claims, demands and liabilities whatsoever of every name and nature, both in law and in equity, which the Shareholder Releasing Parties now have, ever had or hereafter may have against the Released Parties arising from actions taken from the beginning of the world until the Closing Date, provided that in no event shall such release be deemed to apply to any breach of this Agreement or the operation of Connectiv after the Closing Date.

SECTION 7.08     Governing Law.
                 -------------
       This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the internal laws of the State of Delaware, without giving effect to the conflict of law principles thereof.

SECTION 7.09     Severability.
                 ------------
       In the event that any court of competent jurisdiction shall finally determine that any provision, or any portion thereof, contained in this Agreement shall be void or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court determines it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall determine any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

SECTION 7.10     Interpretation.
                 --------------
       The parties hereto acknowledge and agree that: (i) each party and its or his counsel reviewed and negotiated the terms and provisions of the Documents and have contributed to their revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

SECTION 7.11     Headings and Captions.
                 ---------------------
       The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect, or be considered in construing or interpreting the meaning or construction of any of the terms or provisions hereof.

SECTION 7.12     Enforcement.
                 -----------
       Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other party were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other party and to enforce specifically the terms and provisions hereof in any federal or state court to which the parties have agreed hereunder to submit to jurisdiction.

SECTION 7.13     Reliance.
                 --------
       The parties hereto agree that, notwithstanding any right of any party to this Agreement to investigate the affairs of any other party to this Agreement, the party having such right to investigate shall have the right to rely fully upon the representations and warranties of the other party expressly contained in this Agreement and on the accuracy of any schedule or other document attached hereto or referred to herein or delivered by such other party or pursuant to this Agreement.

SECTION 7.14     Expenses.
                 --------
       Each of the Shareholders, on the one hand, and Connectiv, on the other hand, shall pay their own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby.

SECTION 7.15     Counterparts.
                 ------------
       This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.
CONNECTIV:

                                   CONNECTIVCORP


                                   By:  /s/  Robert  S.  Ellin
                                   --------------------
                                   Name:  Robert  S.  Ellin
                                   Title:  Chairman


                                   AQUA  SHAREHOLDERS:

                                   NEXT  CENTURY  PARTNERS,  INC.


                                   By:  /s/  Charles  T.  Condy
                                   ---------------------
                                   Name:  Charles  T.  Condy
                                   Title:

                                   /s/  Charles  T.  Condy
                                   ---------------------
                                   Charles  T.  Condy

                                   /s/  James  Simmons
                                   ------------------
                                   James  Simmons


                                   ICM  Asset  Management,  Inc.


                                   By:  /s/  Robert  Law
                                   ---------------
                                   Name:  Robert  Law
                                   Title:  Vice  President

                                    Exhibit A
                             Shareholders Agreement

                                    Exhibit B
                          Registration Rights Agreement

                                  Exhibit 4.05A
                                   Mayer Note

                                  Exhibit 4.05B
                                   Condy Note

                                  Schedule 1.01
                                  -------------
                             As of the Closing Date

 NAME                        NUMBER OF AQUA SHARES     NUMBER OF CONNECTIV PREFERRED SHARES
--------------------------   ---------------------     ------------------------------------

Next Century Partners, Inc.             850               826,848
--------------------------   ---------------------     ------------------------------------

Michael Mina                            150                   N/A
--------------------------   ---------------------     ------------------------------------

James Simmons                            10                 9,728
--------------------------   ---------------------     ------------------------------------

ICM Asset Management, Inc.               15                14,591
--------------------------   ---------------------     ------------------------------------

Charles T. Condy*                       153               148,833
--------------------------   ---------------------     ------------------------------------

     * Represents shares to be issued to Charles T. Condy at or immediately prior to the Closing upon conversion of $1,300,000 in payables and deferred compensation owed by Aqua to Charles T. Condy pursuant to
          Section  4.05  of  this  Agreement.

                                       45

                                  Schedule 2.01
                  Organization; Qualification and Redwood Park

                                       46

                                Schedule 2.03(a)
                                 Capitalization


AS OF OCTOBER 4, 2002:
---------------------

NAME                                 NUMBER OF AQUA SHARES
-------------------------------     -------------------------
Next Century Partners, Inc.            850
-------------------------------     -------------------------
Michael Mina                           150
-------------------------------     -------------------------
James Simmons                           10
-------------------------------     -------------------------
ICM Asset Management, Inc.              15
-------------------------------     -------------------------


AS OF CLOSING DATE:
------------------


NAME                                 NUMBER OF AQUA SHARES
-------------------------------     -------------------------
Next Century Partners, Inc.           850
-------------------------------     -------------------------
Michael Mina                          150
-------------------------------     -------------------------
James Simmons                          10
-------------------------------     -------------------------
ICM Asset Management, Inc.             15
-------------------------------     -------------------------
Charles T. Condy*                     153
-------------------------------     -------------------------

     * Represents shares to be issued to Charles T. Condy at or immediately prior to the Closing upon conversion of $1,300,000 in payables and deferred compensation owed by Aqua to Charles T. Condy pursuant to
          Section  4.05  of  this  Agreement.



                                       47

                                Schedule 2.03(c)
                              Capital Stock Rights
NONE

                                       48

                                     2.03(e)
                             Other Equity Interests
NONE

                                       49

                                     2.03(f)
                                  Voting Rights
NONE

                                       50

                                  Schedule 2.05
                          No Conflict; Required Filings

                                       51

                                  Schedule 2.06
                              Financial Statements

                                       52

                                  Schedule 2.07
      Absence of Undisclosed Liabilities; Absence of Restrictions on Business
                                   Activities

                                       53

                                  Schedule 2.08
                 Absence of Adverse change; Conduct of Business

                                       54

                                  Schedule 2.09
                                   Receivables

                                       55

                                  Schedule 2.10
                                      Taxes

                                       56

                                  Schedule 2.11
                                   Litigation

                                       57

                                  Schedule 2.13
                              Licenses and Permits

                                       58

                                  Schedule 2.14
                                Certain Employees

                                       59

                                  Schedule 2.15
                                Employee Benefits

                                       60

                                  Schedule 2.16
                              Leased Real Property

                                       61

                                  Schedule 2.17
                                    Insurance

                                       62

                                  Schedule 2.18
                             Outstanding Commitments

                                       63

                                  Schedule 2.19
                      Intangibles and Intellectual Property

                                       64

                                  Schedule 2.21
                          Transactions with Affiliates

                                       65

                                  Schedule 3.03
                            Authority; Enforceability

An amendment to the certificate of incorporation of Connectiv will need to be approved and filed in order to authorize the requisite number of shares of Connectiv Common that may be issuable to the Shareholders in the event they elect to convert their shares of Connectiv Preferred into shares of Connectiv
Common.

                                       66

                                  Schedule 4.05
                             Aqua Related Party Debt

                                       67

                                Table of Contents
                                                                                           Page
ARTICLE  I  CONTRIBUTIONS    . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7
 SECTION  1.01     Contribution  of  Aqua  Shares. . . . . . . . . . . . . . . . . .        7
 SECTION  1.02     Certificate  Legends. . . . . . . . . . . . . . . . . . . . . . .        7
 SECTION  1.03     Closing.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8
 SECTION  1.04     Closing  Deliveries  by  Aqua  Shareholders . . . . . . . . . . .        8
 SECTION  1.05     Closing  Deliveries  by  Connectiv. . . . . . . . . . . . . . . .        9
 SECTION  1.06     Further  Assurances . . . . . . . . . . . . . . . . . . . . . . .       10
ARTICLE  II  REPRESENTATIONS AND WARRANTIES OF CERTAIN AQUA SHAREHOLDERS . . . . . .       10
 SECTION  2.01     Organization;  Qualification  and  Redwood  Park. . . . . . . . .       10
 SECTION  2.02     Authority  to  Execute  and  Perform  Agreement.  . . . . . . . .       11
 SECTION  2.03     Capitalization.  . . . . . . . . . . . . . . . . . .. . . . . . .       11
 SECTION  2.04     Power  and  Authority. . . . . . . . . . . . . . . . . . .  . . .       13
 SECTION  2.05     No  Conflict;  Required  Filings. . . . . . . . . . . . . . . . .       13
 SECTION  2.06     Financial  Statements;  No  Material  Adverse  Change.  . . . . .       14
 SECTION  2.07     Absence of Undisclosed Liabilities; Absence of Restrictions on
                   Business  Activities. . . . . . . . . . . . . . . . . . . . . . .       14
 SECTION  2.08     Absence  of  Adverse  Change;  Conduct  of  Business. . . . . . .       15
 SECTION  2.09     Receivables.  . . . . . . . . . . . . . . . . . . . . . . . . . .       16
 SECTION  2.10     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
 SECTION  2.11     Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . .       18
 SECTION  2.12     Compliance. . . . . . . . . . . . . . . . . . . . . . . . . . . .       18
 SECTION  2.13     Licenses  and  Permits. . . . . . . . . . . . . . . . . . . . . .       19
 SECTION  2.14     Certain  Employees.  . . . . . . . . . .  . . . . . . . . . . . .       19
 SECTION  2.15     Employee  Benefits.. . . . . . .. . . . . . . . . . . . . . . . .       20
 SECTION  2.16     Leased  Real  Property. . . . . . . . . . . . . . . . . . . . . .       21
 SECTION  2.17     Insurance.    . . . . . . . . . . . . . . . . . . . . . . . . . .       22
 SECTION  2.18     Outstanding  Commitments.  . . . . . . . . .  . . . . . . . . . .       22
 SECTION  2.19     Intangibles  and  Intellectual  Property. . . . . . . . . . . . .       23
 SECTION  2.20     Governmental  Approvals.  . . . . . . . . . . . . . . . . . . . .       24
 SECTION  2.21     Transactions  With  Affiliates. . . . . . . . . . . . . . . . . .       24
 SECTION  2.22     No  Broker  or  Finder. . . . . . . . . . . . . . . . . . . . . .       24
 SECTION  2.23     Acquisition  For  Investment.. . .. . . . . . . . . . . . . . . .       24
 SECTION  2.24     Disclosure.  . . . . . . . . . . . . . . . . . . . . . . . .. . .       25
ARTICLE  IIAREPRESENTATIONS  AND  WARRANTIES  OF CERTAIN OTHER AQUA SHAREHOLDERS . .       25
 SECTION  2.25     Authority  to  Execute  and  Perform  Agreement . . . . . . . . .       25
 SECTION  2.26     Ownership,  Title  of  Aqua Shares Held by ICM and JS . . . . . .       26
 SECTION  2.27     No  Conflict;  Required  Filings. . . . . . . . . . . . . . . . .       26
 SECTION  2.28     Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
 SECTION  2.29     Acquisition  For  Investment. . . . . . . . . . . . . . . . . . .       26
ARTICLE  III  REPRESENTATIONS  AND  WARRANTIES  OF  CONNECTIV  . . . . . . . . . . .       27
 SECTION  3.01     Organization  and  Qualification. . . . . . . . . . . . . . . . .       27
 SECTION  3.02     Capitalization. . . . . . . . . . . . . . . . . . . . . . . . . .       27
 SECTION  3.03     Authority;  Enforceability. . . . . . . . . . . . . . . . . . . .       27


 SECTION  3.04     No  Conflict;  Required  Filings  and  Consent s. . . . . . . . . .  27
 SECTION  3.05     SEC  Filings  . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
 SECTION  3.06     Consent  of  Governmental  Authorities  . . . . . . . . . . . . . .  28
 SECTION  3.07     No  Broker  or  Finder. . . . . . . . . . . . . . . . . . . . . . .  28
 SECTION  3.08     Disclosure.     . . . . . . . . . . . . . . . . . . . . . . . . . .  29
ARTICLE  IV  ADDITIONAL  AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . .  29
 SECTION  4.01     Cooperation  and  Exchange  of  Tax  Information. . . . . . . . . .  29
 SECTION  4.02     Pre-Closing  Activities. . . . . . . . . . . . . . . . . .. . . . .  29
 SECTION  4.03     Connectiv  Board  of  Directors. . . . . .  . . . . . . . . . . . .  29
 SECTION  4.04     Bridge  Financing . . . . . . . . . . . . . . . . . . . . . . . . .  29
 SECTION  4.05     Aqua  Related  Party  Debt. . . . . . . . . . . . . . . . . . . . .  31
 SECTION  4.06     Delivery  of  Aqua  Financial  Statements . . . . . . . . . . . . .  31
 SECTION  4.07     Post-Closing  Private  Placement. . . . . . . . . . . . . . . . . .  31
 SECTION  4.08     Ticker  Symbol. . . . . . . . . . . . . . . . . . . . . . . . . . .  31
 SECTION  4.09     Publicity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
 SECTION  4.10     No  Solicitation. . . . . . . . . . . . . . . . . . . . . . . . . .  31
 SECTION  4.11     Registration  Rights .   . . . . . . . . . . . . . . . . .. . . . .  32
ARTICLE  V  INDEMNIFICATION    . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
 SECTION  5.01     Indemnification  by  Connectiv .  . . . . . . . . . . . . . . . . .  32
 SECTION  5.02     Indemnification  by  the  Shareholders.   . . . . . . . . . . . . .  32
 SECTION  5.03     Indemnification  by  Charles  T.  Condy.  . . . . . . . . . . . . .  33
 SECTION  5.04     Claims  for  Indemnification    . . . . . . . . . . . . . . . . . .  33
 SECTION  5.05     Survival.     . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
 SECTION  5.06     Limitations  on  Indemnification.   . . . . . . . . . . . . . . . .  34
ARTICLE  VI  TERMINATION  OF  AGREEMENT    . . . . . . . . . . . . . . . . . . . . . .  35
 SECTION  6.01     Termination. . . . . . . . . . .  . . . . . . . . . . . . . . . . .  35
 SECTION  6.02     EFFECT  OF  TERMINATION.  . . . . . . . . . . . . . . . . . . . . .  35
ARTICLE  VII  MISCELLANEOUS    . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
 SECTION  7.01     Notices.    . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
 SECTION  7.02     Entire  Agreement.  . . . . . . . . . . . . . . . . . . . . . . . .  37
 SECTION  7.03     Modifications  and  Amendments. . . . . . . . . . . . . . . . . . .  37
 SECTION  7.04     Waivers  and  Consents.   . . . . . . . . . . . . . . . . . . . . .  37
 SECTION  7.05     Assignment.   . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
 SECTION  7.06     Parties  in  Interest.  . . . . . . . . . . . . . . . . . . . . . .  38
 SECTION  7.07     Release.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
 SECTION  7.08     Governing  Law. . . . . . . . . . . . . . . . . . . . . . . . . . .  38
 SECTION  7.09     Severability.   . . . . . . . . . . . . . . . . . . . . . . . . . .  38
 SECTION  7.10     Interpretation.  .  . . . . . . . . . . . . . . . . . . . . . . . .  38
 SECTION  7.11     Headings  and  Captions.  . . . . . . . . . . . . . . . . . . . . .  39
 SECTION  7.12     Enforcement.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
 SECTION  7.13     Reliance.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
 SECTION  7.14     Expenses.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
 SECTION  7.15     Counterparts.  . . . . . . . . . . . . . . . . .. . . . . . . . . .  39

Exhibit  A     Shareholders'  Agreement
Exhibit  4.05A     Mayer  Loan  promissory  note
Exhibit  4.05B     Condy  Loan  promissory  note

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Schedule  2.01     Organization;  Qualification  and  Redwood  Park
Schedule  2.03     Capitalization
Schedule  2.05     No  Conflict;  Required  Filings
Schedule  2.06     Financial  Statements
Schedule 2.07 Absence of Undisclosed Liabilities; Absence of Restrictions on Business Activities
Schedule  2.08     Absence  of  Adverse  change;  Conduct  of  Business
Schedule  2.09     Receivables
Schedule  2.10     Taxes
Schedule  2.11     Litigation
Schedule  2.12     Compliance
Schedule  2.13     Licenses  and  Permits
Schedule  2.14     Certain  Employees
Schedule  2.15     Employee  Benefits
Schedule  2.16     Leased  Real  Property
Schedule  2.17     Insurance
Schedule  2.18     Outstanding  Commitments
Schedule  2.19     Intangibles  and  Intellectual  Property
Schedule  2.21     Transactions  with  Affiliates
Schedule  2.27     No  Conflict;  Required  Filings
Schedule  3.03     Authority;  Enforceability
Schedule  4.05     Aqua  Related  Party  Debt




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